Execution Version
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated to be effective as of May 29, 2020 (the “Amendment Effective Date”), is entered into by and among CARDTRONICS plc, an English public limited company (the “Parent”), the other Obligors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENT
WHEREAS, the Parent, the other Obligors party thereto, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 19, 2018 (as amended, the “Credit Agreement”); and
WHEREAS, the Parent has now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement;
WHEREAS, the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Obligors ratify and confirm all of their respective obligations under the Credit Agreement and the other Loan Documents; and
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
a.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

b.Amendments to Credit Agreement.
i.The Credit Agreement (exclusive of the Exhibits and Schedules thereto) is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto.
ii.Schedule 1.01(c) to the Credit Agreement is hereby amended to read in its entirety as set forth on Schedule 1.01(c) attached hereto.
c.Conditions Precedent. This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:
1.no Default or Event of Default shall exist;

(i)the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the other Obligors party hereto and the Majority Lenders; and
(ii)the Administrative Agent shall have received (i) all fees required to be paid pursuant to that certain Fee Letter, dated as of the date hereof, by and between the Parent and the Administrative Agent and as otherwise agreed in writing and (ii) all other amounts due and payable on or prior to the date hereof (including the reasonable fees and expenses of legal counsel required to be paid pursuant to the Credit Agreement and for which invoices have been presented at least one Business Day prior to the Amendment Effective Date).
d.Ratification. Each Obligor hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein.

e.Representations and Warranties. Each Obligor hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date; provided that, in either case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document or will result immediately upon giving effect to this Amendment, and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.

f.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

g.Governing Law. This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

h.Amendment is a Loan Document; References to the Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” mean the Credit Agreement as amended by this Amendment.

i.Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
BORROWERS:

CARDTRONICS PLC

By: /s/ Gary W. Ferrera
Name: Gary W. Ferrera
Title: Chief Financial Officer

CARDTRONICS HOLDINGS LIMITED

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CATM EUROPE HOLDINGS LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CATM HOLDINGS LLC

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

CARDTRONICS USA, INC.

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

[Continued on following page]
CARDTRONICS UK LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS AUSTRALASIA PTY LTD

in accordance with section 127 of the Corporations Act 2001 (Cth) by a director and secretary/director:

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

By: /s/ Andrew Wingrove
Name: Andrew Wingrove
Title: Director

CARDTRONICS CANADA HOLDINGS INC.

By: /s/ Patrick Moriarty
Name: Patrick Moriarty
Title: Senior Vice-President, North America,      Accounting Operations

CARDPOINT GMBH

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CREDIT FACILITY GUARANTORS:

CARDTRONICS, INC.

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

ATM NATIONAL, LLC

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

CATM NORTH AMERICA HOLDINGS LIMITED

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CATM AUSTRALASIA HOLDINGS LIMITED

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

SUNWIN SERVICES GROUP (2010) LIMITED

By: /s/ Andrew Dean Shaw
Name: Andrew Dean Shaw
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

SPARK ATM SYSTEMS PROPRIETARY LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

CFC GUARANTORS:

CARDTRONICS HOLDINGS, LLC

By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

CARDPOINT LIMITED

By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS CANADA LIMITED PARTNERSHIP

By: Cardtronics Canada Operations Inc., its General Partner

By: /s/ E. Brad Conrad
Name: Patrick Moriarty
Title: Senior Vice-President, North America,
        Accounting Operations

CARDTRONICS CANADA ATM PROCESSING PARTNERSHIP

By: Cardtronics Canada Operations Inc., its Managing Partner

By: /s/ Patrick Moriarty
Name: Patrick Moriarty
Title: Senior Vice-President, North America,   Accounting Operations

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Min Park
Name: Min Park
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By: /s/ Deborah Booth
Name: Deborah Booth
Title: Executive Director

J.P. MORGAN EUROPE LIMITED

By: /s/ Fatma Mustafa
Name: Fatma Mustafa
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Jennifer Teftus
Name: Jennifer Teftus
Title:

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

BARCLAYS BANK PLC

By: /s/ Elina Chachko Morrison
Name: Elina Chachko Morrison
Title: VP – Transaction Management

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A.

By: /s/ Hannah Wolfert
Name: Hannah Wolfert
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

BBVA USA

By: /s/ Collis Sander
Name: Collis Sander
Title: Executive Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A.

By: /s/ Andrew Crain
Name: Andrew Crain
Title: Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrea Kinnik
Name: Andrea Kinnik
Title: Senior Vice President

PNC BANK CANADA BRANCH

By: /s/ Caroline Stade
Name: Caroline Stade
Title: SVP, Corporate Banking

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

CITIBANK, N.A.

By: /s/ Chris Hartzell
Name: Chris Hartzell
Title: Managing Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

BANK OF MONTREAL

By: /s/ Christina M. Boyle
Name: Christina M. Boyle
Title: Managing Director

BANK OF MONTREAL, LONDON BRANCH

By: /s/ Tom Woolgar
Name: Tom Woolgar
Title: MD

By: /s/ Scott Matthews
Name: Scott Matthews
Title: MD

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

CANADIAN IMPERIAL BANK OF    COMMERCE

By: /s/ Scott Daniel
Name: Scott Daniel
Title: Director

By: /s/ Mario Frison
Name: Mario Frison
Title: Market Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

NATIONAL WESTMINSTER BANK PLC

By: /s/ Alex Maltby
Name: Alex Maltby
Title: Associate Director

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

HSBC BANK USA, N.A.

By: /s/ Shaun R. Kleinman
Name: Shaun R. Kleinman
Title: Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Credit Agreement

SCHEDULE 1.01(c)
NON-PRO RATA ALTERNATIVE CURRENCIES AND LENDERS

Currency	Available for Swingline Loans and Letters of Credit?	Lenders That Have Agreed to Fund Revolving Loans in Said Currency	Allocation of each Lender in Said Currency	Applicable Percentage of Revolving Loans in Said Currency
Rand	Yes
JPMorgan Chase Bank, N.A.*
Bank of America, N.A.*
Barclays Bank plc*
Wells Fargo Bank, N.A.*
BBVA USA
Capital One, N.A.
PNC Bank, National Association
U.S. Bank National Association
National Westminster Bank plc
Goldman Sachs Lending Partners LLC
HSBC Bank USA, N.A.

			$85,000,000 $85,000,000 $85,000,000 $85,000,000 $70,000,000 $70,000,000 $70,000,000 $30,000,000 $30,000,000 $25,000,000 $25,000,000	12.88% 12.88% 12.88% 12.88% 10.61% 10.61% 10.61% 4.55% 4.55% 3.79% 3.79%

* Issuing Lenders that have agreed to issue Letters of Credit in said currency.

Second Amendment to Second Amended and Restated Credit Agreement
Schedule 1.01(c)